6. Time Deposits (Details Narrative) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Time Deposits [Line Items]
Time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service ("CDARS") on behalf of local customers	$ 22,300	$ 3,400
CDARS balances	$ 3,100	$ 3,400
Weighted average rate of brokered deposits	1.96%	0.07%